                                                                    Exhibit 99.1

                      Statement of Chief Executive Officer
                                       of
                      Berger Holdings, Ltd. (the "Company")



I, Theodore A. Schwartz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the Company's Quarterly Report on Form 10-Q for the period ended September
     30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

..    the information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 14, 2002
                                                By: /s/ Theodore A. Schwartz
                                                ----------------------------
                                                Theodore A. Schwartz
                                                Chief Executive Officer